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                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               August 6, 2001
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                     (Date of earliest event reported)


                              U S Liquids Inc.
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          (Exact name of registrant as specified in its charter)


        Delaware                       001-13259                76-0519797
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(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)


411 N. Sam Houston Parkway East, Suite 400, Houston, Texas          77060-3545
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(Address of principal executive offices)                            (Zip Code)


                                 (281) 272-4500
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               Registrant's telephone number, including area code


Item 5. Other Events and Regulation FD Disclosure.

         On August 6, 2001, U S Liquids Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2001. The press release also provided earnings guidance for the remainder of 2001. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         On August 7, 2001, U S Liquids Inc. hosted a conference call and webcast for analysts and investors to discuss its second quarter results and the outlook for the remainder of 2001. Attached as Exhibit 99.2 is certain financial information that was presented during this conference call and webcast.

Item 7. Financial Statements and Exhibits.

        (c) EXHIBITS.

              99.1       Press Release of U S Liquids Inc. dated August 6, 2001.

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              99.2       Certain Financial Information Presented by U S Liquids
                         Inc. on August 7, 2001.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      U S LIQUIDS INC.




Date: August 7, 2001            By:   /s/ Michael P. Lawlor
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                                      Michael P. Lawlor, Chief Executive Officer